LETTER TO SHAREHOLDERS

Dear Shareholder:
    The Total Return Portfolio of Dreyfus Asset Allocation Fund, Inc. completed its latest semi-annual fiscal period October 31, 1995. In this letter, we summarize the major developments in the portfolio during this period, and report the results. To place the events of the half-year in a broader setting, we also outline the economic and securities market conditions that prevailed.

ECONOMIC ENVIRONMENT
    The much-desired soft landing for the U.S. economy that the Federal Reserve Board has been striving to attain appears to have occurred.
This is the result of more than a year of moves by the Fed to tighten interest rates, followed by a token loosening of the reins last summer.
    Now that the economy is no longer as overactive, the central bank must concern itself with the possibility that the economy might slow down more than would be desirable. However, the latest economic statistics do not contain convincing evidence of that happening. The housing industry is doing well. Industrial orders continue to expand and gross domestic product keeps on growing, albeit at a reduced rate.
    In the meantime, the rate of inflation appears to be under firm control. Consumer prices have advanced only at a very moderate pace, and average wages have barely inched ahead. Unemployment is not getting out of hand, and hovers near the so-called full employment level.
    Retail spending has settled down, in part because consumers are carrying large debit balances in mortgage and credit card debts. To what extent this will affect holiday shopping remains to be seen. The industrial sector of the economy, however, appears to be forging ahead.

MARKET ENVIRONMENT
    As your Fund reached the end of its reporting period, October 31, 1995, stocks were not far below the record levels they had reached earlier in the fall.
    Among the factors accounting for this market strength were good corporate profits and low interest rates. Third quarter profit reports from leading corporations, while not universally favorable, were better than earlier quarters. The extensive lean and mean corporate reorganizations of the past few years appear to be paying off. Even though the pricing environment for most corporate products is extremely competitive, manufacturers and service providers appear able to squeeze out improved profits.
    How long that continuing improvement will last is an open question. Many economists think that profit levels may flatten out over the coming months. The recent record on that score, however, has been encouraging.
    Interest rates also have buoyed stock prices and sustained the bond market. As the cost of borrowing has steadily decreased, many corporations have benefitted.
    Another factor in market strength has been the relentless advance of technology, which has virtually forced corporations -- and now individual households as well -- to reequip in order to keep up with technical progress. The obvious result has been seen in record prices commanded during the year by high technology stocks. While some disillusionment may set in, the market clearly takes a very optimistic view of the long-range outlook for these companies.
    In addition, all equities have been favorably affected by the very large inflow of investment money, on a regular basis, from 401(k) and other retirement plans. To be sure, money managers could at some point turn off the spigot, and divert this cash flow into bonds or money market instruments. During the past year, however, equity purchases by pension funds and other retirement investors have provided a supportive background for stock prices.
    However, there are some concerns. One of the most significant has been the wrangling between Congress and the White House over how to reduce Government spending and cut the burden of the Government's perennial deficit. Hopefully, this impasse will be settled soon, perhaps by the time this letter reaches its readers. In the meantime, the uncertainties in Washington have been a source of worry to investors.
    The fading value of the U.S. dollar has also been a question mark. Yet, after hitting a low last spring, the dollar has gradually recovered some lost ground. This dollar rebound reflects weakness in the economies of Western Europe and Japan, but also the strengthening of economic activity here at home.

PORTFOLIO OVERVIEW
    The Total Return Portfolio of Dreyfus Asset Allocation Fund provided a total return of 6.08% for the six months ended October 31, 1995.* As you know, the Fund divides its assets between common stocks and fixed income securities. The Portfolio's performance may be compared to the total return for the same period of 10.27% for the Customized Blended Index, which, like the Portfolio, is composed of a weighting of common
stocks, Treasury obligations and cash.**   The return for the S&P 500
Composite Stock Price Index, which is composed entirely of stocks, was 14.44%.***
    The bond component of the Portfolio did well during the period, reflecting a strong bond market. It should be noted that the bond position was liquidated late in the period as management believed it likely that conflicts between Congress and the administration could make for disorderly markets. Also, it is likely much of the easy money has been made at the long end of the market, and future profits in long bond positions could be harder to come by in the future.
    In the common stock portion of the portfolio several significant changes were made as we took a less defensive view of the economy and its future prospects, reflecting the Fed's turn toward easing rates in July. As a consequence, we added a significant position in automobile stocks including both Ford Motor and General Motors, and took profits in most of our food, beverage and toiletry positions including such names as Coca Cola, CPC International, Heinz and Gillette. The Fund actually increased its exposure to the consumer sector but the new focus was on entertainment, with new positions in Viacom Cl.A & Cl.B and Seagram, which now has a major stake in entertainment and much expanded positions in Disney (Walt) and Time Warner.
    In the technology field, where there have been such dramatic stock price increases in recent months, we took profits in a number of holdings, such as Intel and Texas Instruments, cutting the technology position by half. We opportunistically increased our positions in Motorola and DSC Communications on price weakness. We think the long-term outlook for communications-related technology is excellent.
    The energy sector has been profitable for the Fund. We kept most of our major investments in this area, which includes Texaco, Amerada Hess, Mobil and Schlumberger, and we like the sector's longer-term prospects.
    Finance stocks, in our opinion, became fairly high priced. Accordingly, we took some profits in that category. For much the same reasons, we sold a number of health industry stocks, also taking profits.
    In keeping with our increasing exposure to the potential growth of the U.S. economy, the holdings in chemical stocks, such as duPont (E.I.) de Nemours and Monsanto, were increased, and we added to the railroad investments by increasing Burlington Northern Sante Fe and buying Union Pacific. It should be noted that all these companies are in the midst of restructuring, with management endeavoring to provide value for shareholders.
    Not all these changes have been profitable, as indicated by the fact that the yearly total return was less than that of the Blended Index. Investments in General Motors and Ford Motor have yet to run a profit. Home Depot and Wal-Mart Stores in the Retail Trade sector show paper losses to date. In the industrial area, Browning-Ferris Industries, Crown Cork & Seal and Cooper Industries had unrealized losses at the end of October.
    Your investment in this Portfolio is very much appreciated. We will continue to exert our best efforts to help you reach your investment goals.
                                     Sincerely,


                                     Signature


                                     Ernest G. Wiggins
                                     Portfolio Manager

November 22, 1995
New York, N.Y.

   *Total return includes reinvestment of dividends and any capital gains paid.
  **The Customized Blended Index has been prepared by the Fund and is intended to be a more accurate comparison to the Portfolio's general portfolio composition than the benchmark index, which is the Standard & Poor's 500 Composite Stock Price Index, a leading indicator of overall stock market performance.
    We have combined the performance of unmanaged indices which reflect benchmark percentages with respect to each asset class in which the Portfolio invests as described in the Fund's Prospectus:
    55% common stocks, 35% U.S. Treasury notes and bonds, and 10% money market instruments. The Customized Blended Index combines returns from the Standard & Poor's 500 Composite
    Stock Price Index, the Lehman Intermediate Treasury Index and the Bank Rate Monitor Index of money market returns, and is weighted to the benchmark percentages.
***SOURCE:  LIPPER ANALYTICAL SERVICES, Inc.- The Standard &
   Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Total Return Portfolio
STATEMENT OF INVESTMENTS                                                                  OCTOBER 31, 1995 (UNAUDITED)

COMMON STOCKS--63.0%                                                                            SHARES         VALUE
                                                                                            --------------------------
CONSUMER DURABLES--5.4%                   Ford Motor.......................                     55,000     $ 1,581,250
                                          General Motors...................                     40,000       1,750,000
                                                                                                           -----------
                                                                                                             3,331,250
                                                                                                           -----------

CONSUMER NON-DURABLES--2.4%               Seagram..........................                     40,000       1,440,000
                                                                                                           -----------

CONSUMER SERVICES--8.8%                   Disney (Walt)....................                     35,000       2,016,875
                                          Time Warner......................                     45,000       1,642,500
                                          Viacom, Cl. A....................                     30,000 (a)   1,492,500
                                          Viacom, Cl. B....................                      5,000 (a)     250,000
                                                                                                           -----------
                                                                                                             5,401,875
                                                                                                           -----------
ELECTRONIC TECHNOLOGY--3.2%               DSC Communications...............                     26,500 (a)     980,500
                                          Motorola.........................                     15,000         984,375
                                                                                                           -----------
                                                                                                             1,964,875
                                                                                                           -----------

ENERGY MINERALS--7.1%                     Amerada Hess.....................                     36,966       1,668,091
                                          Mobil............................                     10,000       1,007,500
                                          Texaco...........................                     25,000       1,703,125
                                                                                                           -----------
                                                                                                             4,378,716
                                                                                                           -----------

FINANCE--2.4%                             American International Group.....                     10,000         843,750
                                          Citicorp.........................                     10,000         648,750
                                                                                                           -----------
                                                                                                             1,492,500
                                                                                                           -----------
HEALTH SERVICES--.8%                      Columbia/HCA Healthcare..........                     10,000         491,250
                                                                                                           -----------

INDUSTRIAL SERVICES--5.8%                 Baker Hughes.....................                     30,000         588,750
                                          Browning-Ferris Industries.......                     30,000         873,750
                                          Schlumberger.....................                     20,000       1,245,000
                                          WMX Technologies.................                     30,000         843,750
                                                                                                           -----------
                                                                                                             3,551,250
                                                                                                           -----------
NON-ENERGY MINERALS--.8%                   Aluminum Co. of America..........                    10,000         510,000
                                                                                                           -----------

PROCESS INDUSTRIES--11.5%                 Crown Cork & Seal................                     50,000 (a)   1,743,750
                                          duPont (E.I.) deNemours..........                     35,000       2,183,125
                                          Grace (W.R.).....................                     17,986       1,002,719
                                          International Paper..............                     15,000         555,000
                                          Monsanto.........................                     15,000       1,571,250
                                                                                                           -----------
                                                                                                             7,055,844
                                                                                                           -----------

PRODUCER MANUFACTURING--6.2%              Allied Signal....................                     30,000       1,275,000
                                          Cooper Industries................                     31,748       1,071,495
                                          Deere & Co.......................                      4,000         357,500
                                          Dresser Industries...............                     20,000         415,000
                                          Xerox............................                      5,000         648,750
                                                                                                           -----------
                                                                                                             3,767,745
                                                                                                           -----------

RETAIL TRADE--3.9%                        Home Depot.......................                     35,000     $ 1,303,750
                                          Wal-Mart Stores..................                     50,000       1,081,250
                                                                                                           -----------
                                                                                                             2,385,000
                                                                                                           -----------

TRANSPORTATION--4.7%                      Burlington Northern Santa Fe.....                     15,000       1,258,125
                                          Union Pacific....................                     25,000       1,634,375
                                                                                                           -----------
                                                                                                             2,892,500
                                                                                                           -----------

                                          TOTAL COMMON STOCKS
                                            (cost $39,719,206).............                                $38,662,805
                                                                                                           ===========

                                                                                             PRINCIPAL
U.S. TREASURY NOTES--36.6%                                                                      AMOUNT
                                                                                         -------------

                                          5-5/8%, 6/30/97
                                            (cost $22,386,782).............                $22,432,000     $22,432,000
                                                                                                           ===========

TOTAL INVESTMENTS (cost $62,105,988).......................................                      99.6%     $61,094,805
                                                                                                ======     ===========

CASH AND RECEIVABLES (NET).................................................                        .4%     $   249,202
                                                                                                ======     ===========

NET ASSETS.....................        ....................................                     100.0%     $61,344,007
                                                                                                ======     ===========

NOTE TO STATEMENT OF INVESTMENTS;
(a) Non-income producing.


See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Total Return Portfolio
STATEMENT OF ASSETS AND LIABILITIES                                                       OCTOBER 31, 1995 (UNAUDITED)

ASSETS:
    Investments in securities, at value
      (cost $62,105,988)--see statement....................................                                $61,094,805
    Dividends and interest receivable......................................                                    450,431
    Prepaid expenses.......................................................                                     64,372
                                                                                                           -----------
                                                                                                            61,609,608

LIABILITIES:
    Due to The Dreyfus Corporation.........................................                   $ 56,279
    Due to Distributor.....................................................                     13,146
    Due to Custodian.......................................................                    126,830
    Payable for Common Stock redeemed......................................                      6,625
    Accrued expenses.......................................................                     62,721         265,601
                                                                                              --------     -----------
NET ASSETS  ...............................................................                                $61,344,007
                                                                                                           ===========

REPRESENTED BY:
    Paid-in capital........................................................                                $53,066,762
    Accumulated undistributed investment income--net.......................                                  1,278,236
    Accumulated undistributed net realized gain on investments.............                                  8,010,192
    Accumulated net unrealized (depreciation) on investments--Note 3.......                                 (1,011,183)
                                                                                                           -----------

NET ASSETS at value applicable to 4,186,140 outstanding shares of
    Common Stock, equivalent to $14.65 per share
    (100 million shares of $.001 par value authorized).....................                                $61,344,007
                                                                                                           ===========


See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Total Return Portfolio
STATEMENT OF OPERATIONS                                          SIX MONTHS ENDED OCTOBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME:
    INCOME:
        Interest...........................................................                 $  670,948
        Cash dividends (net of $6,482 foreign taxes withheld at source)....                    415,315
                                                                                            ----------
            TOTAL INCOME...................................................                                 $1,086,263
    EXPENSES:
        Management fee-Note 2(a)...........................................                    232,886
        Shareholder servicing costs-Note 2(b,c)............................                    219,454
        Prospectus and shareholders' reports-Note 2(b).....................                     27,388
        Professional fees..................................................                     16,419
        Registration fees..................................................                     15,591
        Directors' fees and expenses--Note 2(d)............................                      9,363
        Custodian fees.....................................................                      6,391
        Miscellaneous......................................................                     10,908
                                                                                            ----------
                                                                                               538,400
        Less-reduction in management fee due to
            undertakings-Note 2(a).........................................                    150,143
                                                                                            ----------
                TOTAL EXPENSES.............................................                                    388,257
                                                                                                            ----------
                INVESTMENT INCOME-NET......................................                                    698,006

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 3...............................                $ 8,308,474
    Net unrealized (depreciation) on investments...........................                 (5,523,859)
                                                                                           -----------
                NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS............                  2,784,615
                                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                                 $3,482,621
                                                                                                            ==========


See independent accountants' review report and notes to financial statements.


DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Total Return Portfolio
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      YEAR ENDED      SIX MONTHS ENDED
                                                                                       APRIL 30,      OCTOBER 31, 1995
                                                                                         1995            (UNAUDITED)
                                                                                      ----------      ----------------
OPERATIONS:
    Investment income--net.................................................          $ 1,532,118           $   698,006
    Net realized gain (loss) on investments................................             (299,354)            8,308,474
    Net unrealized appreciation (depreciation)
      on investments for the period.......................................             5,745,320            (5,523,859)
                                                                                     -----------           -----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............             6,978,084             3,482,621
                                                                                     -----------           -----------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net................................................             (1,414,222)                   --
    Net realized gain on investments.....................................               (193,729)                   --
                                                                                     -----------           -----------
        TOTAL DIVIDENDS..................................................             (1,607,951)                   --
                                                                                     -----------           -----------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold........................................             19,578,479            15,749,321
    Dividends reinvested.................................................              1,551,632                    --
    Cost of shares redeemed..............................................            (20,923,382)          (14,527,375)
                                                                                     -----------           -----------
        INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...........                206,729             1,221,946
                                                                                     -----------           -----------
            TOTAL INCREASE IN NET ASSETS.................................              5,576,862             4,704,567

NET ASSETS:
    Beginning of period..................................................             51,062,578            56,639,440
                                                                                     -----------           -----------
    End of period (including undistributed investment income--net
      of $580,230 and $1,278,236, respectively)..........................            $56,639,440           $61,344,007
                                                                                     ===========           ===========

                                                                                        SHARES                SHARES
                                                                                     -----------           -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................              1,522,416             1,073,105
    Shares issued for dividends reinvested...............................                123,439                    --
    Shares redeemed......................................................             (1,633,975)             (987,929)
                                                                                     -----------           -----------
        NET INCREASE IN SHARES OUTSTANDING...............................                 11,880                85,176
                                                                                     ===========           ===========


See independent accountants' review report and notes to financial statements.

DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Total Return Portfolio
FINANCIAL HIGHLIGHTS

        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio's financial statements.

                                                                            YEAR ENDED APRIL 30,   SIX MONTHS ENDED
                                                                            --------------------   OCTOBER 31, 1995
PER SHARE DATA:                                                             1994(1)         1995          (UNAUDITED)
                                                                            -------       ------   ----------------
    Net asset value, beginning of period...................................  $12.50       $12.49             $13.81
                                                                             ------       ------             ------
    INVESTMENT OPERATIONS:
    Investment income--net.................................................     .24          .39                .16
    Net realized and unrealized gain (loss) on investments.................    (.11)        1.35                .68
                                                                             ------       ------             ------
        TOTAL FROM INVESTMENT OPERATIONS...................................     .13         1.74                .84
                                                                             ------       ------             ------
    DISTRIBUTIONS:
    Dividends from investment income-net...................................    (.13)        (.37)                --
    Dividends from net realized gain on investments........................    (.01)        (.05)                --
                                                                             ------       ------             ------
        TOTAL DISTRIBUTIONS................................................    (.14)        (.42)                --
                                                                             ------       ------             ------
    Net asset value, end of period.........................................  $12.49       $13.81             $14.65
                                                                             ======       ======             ======

TOTAL INVESTMENT RETURN....................................................     .99%(2)    14.22%              6.08%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................................     .16%(2)      .67%               .63%(2)

    Ratio of net investment income to average net assets...................    2.48%(2)     3.00%              1.13%(2)

    Decrease reflected in above expense ratios due to
      undertakings by the Manager..........................................    1.58%(2)     1.27%               .24%(2)

    Portfolio Turnover Rate................................................      --       160.11%            193.35%(2)

    Net Assets, end of period (000's Omitted)..............................  $51,063     $56,639            $61,344

------------
(1) From July 1, 1993 (commencement of operations) to April 30, 1994.
(2) Not annualized.


See independent accountants' review report and notes to financial statements.

DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Total Return Portfolio

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and currently offers three portfolios including the Dreyfus Total Return Portfolio (the "Portfolio"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Portfolio's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund accounts separately for the assets, liabilities and operations of each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Portfolio not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Portfolio has an unused capital loss carryover of approximately $243,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1995. If not applied, the carryover expires in fiscal 2003.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Portfolio's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Portfolio's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio. The most stringent state expense limitation applicable to the Portfolio presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Portfolio's net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from May 1, 1995 through July 3,1995 to waive receipt of the service and distribution fees, and thereafter, has currently undertaken through December 31, 1995 to reduce the management fee paid by, or reimburse such excess expenses of the Portfolio, to the extent that the Portfolio's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Portfolio's net assets. The reduction in management fee, pursuant to the undertakings, amounted to $150,143 for the six months ended October 31, 1995.
    The undertaking maybe modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Prior to September 1, 1995, the Portfolio had a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, which provided that the Portfolio (a) reimburse the Distributor for payments to certain Service Agents for distributing the Portfolio's shares and
(b) pay the Manager, Dreyfus Service Corporation or any affiliate of either of them (collectively "Dreyfus") for advertising and marketing relating to the Portfolio and servicing shareholder accounts, at an aggregate annual rate of .50 of 1% of the value of the Portfolio's average daily net assets. Each of the Distributor and Dreyfus could pay Service Agents (a securities dealer, financial institution, or other industry professional) a fee in respect of the Portfolio's shares owned by shareholders with whom the Service Agent had a servicing relationship or for whom the Service Agent was the dealer or holder of record. Each of the Distributor and Dreyfus determined the amounts to be paid to Service Agents to which it made payments and the basis on which such payments were made. The Plan also separately provided for the Portfolio to bear the costs of preparing, printing and distributing certain of the Portfolio's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Portfolio's average daily net assets for any full fiscal year. During the period May 1, 1995 through August 31, 1995, the Portfolio was charged $102,626 pursuant to the Plan. Effective September 1, 1995, the Plan was terminated.
    (C) Pursuant to the Portfolio's Shareholder Services Plan, the Portfolio pays the Distributor at an annual rate of .25 of 1% of the value of the Portfolio's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the six months ended October 31, 1995, the Portfolio was charged $77,629 pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities excluding short-term securities, during the six months ended October 31, 1995 amounted to $119,555,677 and $115,858,586, respectively.
    At October 31, 1995, accumulated net unrealized depreciation on investments was $1,011,183, consisting of $1,234,505 gross unrealized appreciation and $2,245,688 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS ASSET ALLOCATION FUND, INC., Dreyfus Total Return Portfolio REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS TOTAL RETURN PORTFOLIO

    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Total Return Portfolio (one of the Series constituting the Dreyfus Asset Allocation Fund, Inc.) as of October 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended April 30, 1995 and financial highlights for each of the two years in the period ended April 30, 1995 and in our report dated June 2, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.


Ernst & Young LLP signature


New York, New York
December 1, 1995


Dreyfus Lion Logo

DREYFUS ASSET ALLOCATION FUND, INC.
DREYFUS TOTAL RETURN PORTFOLIO
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940


Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           550SA9510

Dreyfus Logo

Asset Allocation
Fund, Inc.
Dreyfus Total
Return Portfolio
Semi-Annual Report
October 31, 1995